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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                               ___________________

                                    FORM 8-K


                               ___________________

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2005

                               ___________________


                                BIOENVISION, INC.
             (Exact name of registrant as specified in its charter)

                               ___________________


                                    Delaware
                 (State or other jurisdiction of incorporation)


                       000-24875                         13-4025857
                 (Commission File No.)         (IRS Employer Identification No.)

                           345 Park Avenue, 41st Floor
                            New York, New York 10154
              (Address of principal executive offices and zip code)

                               ___________________

       Registrant's telephone number, including area code: (212) 750-6700


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

         On May 16, 2005, the Company issued a press release reporting third quarter fiscal 2005 financial results. The press release is attached as Exhibit
99.1 to this report.

         The information set forth in the above Item 2.02 and the attached
Exhibit 99.1 is furnished to, but shall not be deemed "filed" with the Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such a filing.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

         99.1     Press Release dated May 16, 2005.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               BIOENVISION, INC.


Dated: May 17, 2005            By: /s/  David P. Luci
                                   ---------------------------------------------
                                   David P. Luci
                                   Chief Financial Officer, General Counsel and
                                   Corporate Secretary


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                                  EXHIBIT INDEX



         99.1     Press Release dated May 16, 2005.


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